Exhibit 10.2

To:	NextEra Energy US Partners Holdings, LLC 700 Universe Boulevard Juno Beach, FL 33408 United States
Attention	Matt Geoffroy / Business Manager
Telephone:	(561) 691-7348

From:	Bank of America, N.A.
Department:	Swaps Operations
Telephone:	(+1) 980 683 2797
Fax:	(+1) 866 255 1444

Date:	26th March 2018

Our Reference No:	925688927
Internal Tracking No:	25688927
Admin No:	18BN143012
USI:	1030282338VM25688927

This Confirmation supersedes and replaces any and all Confirmations previously sent to you in respect of this Transaction.

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between NextEra Energy US Partners Holdings, LLC and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

The definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1.
This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 21st March 2018, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation ''Party A'' means Bank of America, N.A. and ''Party B'' means NextEra Energy US Partners Holdings, LLC.

General Terms:

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 3,000,000,000.00

Trade Date:	22nd March 2018

Party A Reference No: 925688927

Effective Date:	26th March 2028

Termination Date:	26th March 2038, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:	The 26th of each March and September, commencing on 26th September 2028 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.19200 per cent

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Payment Dates:
The 26th of each March, June, September and December, commencing on 26th June 2028 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	to be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	3 Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	First day of each Calculation Period.

Business Days:	London and New York

Early Termination 1:

Mandatory Early Termination:	Applicable

Party A Reference No: 925688927

Settlement Terms:

Cash Settlement Valuation Time:	11:00 a.m. local time in New York

Valuation Business Days:	New York and London

Mandatory Early Termination Date:	26th March 2028

Cash Settlement Amount:
Notwithstanding Section 17.1(a) or Section 18.2(a) of the Definitions, for purposes of this Transaction, (i) the party which is “out-of-the- money” and the party which is “in-the-money" shall be determined by the Calculation Agent and (ii) the Cash Settlement Amount in respect of the Mandatory Early Termination Date will be determined by the Calculation Agent. Such determinations by the Calculation Agent shall be made in a commercially reasonable manner in accordance with market practice in the relevant market. In the absence of manifest error, such determinations shall be final and conclusive and the Cash Settlement Amount will be payable on the Mandatory Early Termination Date.

Business Day Convention for Mandatory Early Termination Date:	Modified Following

Cash Settlement Currency:	USD

Calculation Agent:	Party A

Early Termination 2:

Optional Early Termination:	Applicable

Option Style:	American

Optional Early Termination Date:	Beginning with trade date and ending with Trade Maturity date.

Seller:	Party A

Buyer:	Party B

Exercise Business Day:	New York & London

Procedure for Exercise:

Commencement Date:	22nd March 2018

Expiration Date:	26th March 2038

Party A Reference No: 925688927

Earliest Exercise Time:	9:00 a.m., New York time

Expiration Time:	11:00 a.m. New York time

Multiple Exercise:	Applicable

Settlement Terms:

Cash Settlement:	Applicable

Cash Settlement Amount:
Notwithstanding Section 16.1(a) or Section 18.2(a) of the Definitions, for purposes of this Transaction, (i) the party which is “out-of-the-money” and the party which is “in-the-money" shall be determined by the Calculation Agent and (ii) the Cash Settlement Amount in respect of the Optional Early Termination Date will be determined by the Calculation Agent. Such determinations by the Calculation Agent shall be made in a commercially reasonable manner in accordance with market practice in the relevant market. In the absence of manifest error, such determinations shall be final and conclusive and the Cash Settlement Amount will be payable on the Cash Settlement Payment Date.

Cash Settlement Currency:	USD

3.	Recording of Conversations:
Each party to this Transaction acknowledges and agrees to the recording of conversations between trading and marketing personnel of the parties to this Transaction whether by one or both of the parties or their agents.

4.	Account Details:

As advised under separate cover with reference to this Confirmation, each party shall provide appropriate payment instructions to the other party in writing and such instructions shall be deemed to be incorporated into this Confirmation.

5.	Offices:

The Office of Party A for this Transaction is:	Charlotte - NC, United States Please send reset notices to fax no. (+1) 866 218 8487

The Office of Party B for this Transaction is:	Juno Beach - FL, United States

Party A Reference No: 925688927

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).

		Accepted and confirmed as of the date first written:

Bank of America, N.A.		NextEra Energy US Partners Holdings, LLC

LISA PALMIERI
Lisa Palmieri
Director; Group Operations Manager
US Derivatives Documentation

Authorised Signatory:		By: PAUL CUTLER
		Name: Paul I. Cutler
		Title: Treasurer

Our Reference Number:	925688927
Internal Tracking No:	25688927

Party A Reference No: 925688927

To:	NextEra Energy US Partners Holdings, LLC 700 Universe Boulevard Juno Beach, FL 33408 United States
Attention	Matt Geoffroy / Business Manager
Telephone:	(561) 691-7348

From:	Bank of America, N.A.
Department:	Swaps Operations
Telephone:	(+1) 980 683 2797
Fax:	(+1) 866 255 1444

Date:	26th March 2018

Our Reference No:	925717179
Internal Tracking No:	25717179
Admin No:	18BN148175
USI:	1030282338VM25717179

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between NextEra Energy US Partners Holdings, LLC and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

The definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1.
This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 21st March 2018, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation ''Party A'' means Bank of America, N.A. and ''Party B'' means NextEra Energy US Partners Holdings, LLC.

General Terms:

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	USD 2,000,000,000.00

Trade Date:	22nd March 2018

Effective Date:	26th March 2028

1
Party A Reference No: 925717179

Termination Date:	26th March 2038, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:	The 26th of each March and September, commencing on 26th September 2028 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	3.19200 per cent

Fixed Rate Day Count Fraction:	30/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Payment Dates:
The 26th of each March, June, September and December, commencing on 26th June 2028 and ending on the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate for initial Calculation Period:	to be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	3 Month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	First day of each Calculation Period.

Business Days:	London and New York

Early Termination 1:

Mandatory Early Termination:	Applicable

2
Party A Reference No: 925717179

Settlement Terms:

Cash Settlement Valuation Time:	11:00 a.m. local time in New York

Valuation Business Days:	New York and London

Mandatory Early Termination Date:	26th March 2028

Cash Settlement Amount:
Notwithstanding Section 17.1(a) or Section 18.2(a) of the Definitions, for purposes of this Transaction, (i) the party which is “out-of-the- money” and the party which is “in-the-money" shall be determined by the Calculation Agent and (ii) the Cash Settlement Amount in respect of the Mandatory Early Termination Date will be determined by the Calculation Agent. Such determinations by the Calculation Agent shall be made in a commercially reasonable manner in accordance with market practice in the relevant market. In the absence of manifest error, such determinations shall be final and conclusive and the Cash Settlement Amount will be payable on the Mandatory Early Termination Date.

Business Day Convention for Mandatory Early Termination Date:	Modified Following

Cash Settlement Currency:	USD

Calculation Agent:	Party A

Early Termination 2:

Optional Early Termination:	Applicable

Option Style:	American

Optional Early Termination Date:	Beginning with trade date and ending with Trade Maturity date.

Seller:	Party A

Buyer:	Party B

Exercise Business Day:	New York & London

Procedure for Exercise:

Commencement Date:	22nd March 2018

Expiration Date:	26th March 2038

Earliest Exercise Time:	9:00 a.m., New York time

3
Party A Reference No: 925717179

Expiration Time:	11:00 a.m. New York time

Multiple Exercise:	Applicable

Settlement Terms:

Cash Settlement:	Applicable

Cash Settlement Amount:
Notwithstanding Section 16.1(a) or Section 18.2(a) of the Definitions, for purposes of this Transaction, (i) the party which is “out-of-the-money” and the party which is “in-the-money" shall be determined by the Calculation Agent and (ii) the Cash Settlement Amount in respect of the Optional Early Termination Date will be determined by the Calculation Agent. Such determinations by the Calculation Agent shall be made in a commercially reasonable manner in accordance with market practice in the relevant market. In the absence of manifest error, such determinations shall be final and conclusive and the Cash Settlement Amount will be payable on the Cash Settlement Payment Date.

Cash Settlement Currency:	USD

3.	Recording of Conversations:
Each party to this Transaction acknowledges and agrees to the recording of conversations between trading and marketing personnel of the parties to this Transaction whether by one or both of the parties or their agents.

4.	Account Details:

As advised under separate cover with reference to this Confirmation, each party shall provide appropriate payment instructions to the other party in writing and such instructions shall be deemed to be incorporated into this Confirmation.

5.	Offices:

The Office of Party A for this Transaction is:	Charlotte - NC, United States Please send reset notices to fax no. (+1) 866 218 8487

The Office of Party B for this Transaction is:	Juno Beach - FL, United States

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).

4
Party A Reference No: 925717179

		Accepted and confirmed as of the date first written:

Bank of America, N.A.		NextEra Energy US Partners Holdings, LLC

LISA PALMIERI
Lisa Palmieri
Director; Group Operations Manager
US Derivatives Documentation

Authorised Signatory:		By: PAUL CUTLER
		Name: Paul I. Cutler
		Title: Treasurer

Our Reference Number:	925717179
Internal Tracking No:	25717179

5
Party A Reference No: 925717179